Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	GE Capital Equity Holdings, LLC

Address of Joint Filer:	201 Merritt 7
Norwalk, CT 06851

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Townsquare Media, Inc. (TSQ)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	8/16/2016

Designated Filer:	GE Capital US Holdings, Inc.

Signature:

GE CAPITAL EQUITY HOLDINGS, LLC

/s/ Robert Roderick
Name:	Robert Roderick
Title:	Managing Director

August 18, 2016
Date

Joint Filer Information

Name of Joint Filer:	GE Business Financial Services Inc.

Address of Joint Filer:	500 Monroe St.
Chicago, IL 60661

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Townsquare Media, Inc. (TSQ)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	8/16/2016

Designated Filer:	GE Capital US Holdings, Inc.

Signature:

GE BUSINESS FINANCIAL SERVICES INC.

/s/ Robert Roderick
Name:	Robert Roderick
Title:	Vice President

August 18, 2016
Date

Joint Filer Information

Name of Joint Filer:	AN Capital Corporation

Address of Joint Filer:	201 Merritt 7
Norwalk, CT 06851

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Townsquare Media, Inc. (TSQ)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	8/16/2016

Designated Filer:	GE Capital US Holdings, Inc.

Signature:

AN CAPITAL CORPORATION

/s/ Robert Roderick
Name:	Robert Roderick
Title:	Vice President

August 18, 2016
Date

Joint Filer Information

Name of Joint Filer:	General Electric Company

Address of Joint Filer:	3135 Easton Turnpike
Fairfield, CT 06828

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	Townsquare Media, Inc. (TSQ)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	8/16/2016

Designated Filer:	GE Capital US Holdings, Inc.

Signature:

GENERAL ELECTRIC COMPANY

/s/ Robert Roderick
Name:	Robert Roderick
Title:	Attorney-in-fact

August 18, 2016
Date

(1) GECEH, GEBFS and AN Capital are either direct or indirect wholly-owned subsidiaries of GE Capital-US. GE Capital-US is an indirect wholly-owned subsidiary of GE. GE disclaims beneficial ownership of all equity securities of the Issuer, and the filing of this Form shall not be deemed an admission that GE is the beneficial owner of any equity securities of the Issuer for the purpose of Section 16 or any other purpose.